AFL-CIO HOUSING INVESTMENT TRUST

(the “HIT”)

Supplement dated November 16, 2023

to the Prospectus and Statement of Additional Information (the “SAI”),

each dated April 28, 2023 (as supplemented to date)

At a meeting of the Board of Trustees of the HIT (the “Board”) held on November 15, 2023, the Board approved amendments to the Declaration of Trust of the HIT to enable the HIT to have state public fund investors. These new investor eligibility criteria will commence on or after November 16, 2023. (the “Effective Date”). Accordingly, on the Effective Date, the Prospectus and SAI are hereby supplemented to reflect these new investor eligibility criteria, as follows:

1)	The section of the Prospectus entitled “Eligible Investors” is deleted and replaced with the following:

Eligible Investors

Only “Labor Organizations,” “Eligible Pension Plans” and “State Public Funds” may purchase Units in the HIT. Pursuant to the Declaration of Trust, a “Labor Organization” is an organization in which employees participate, directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment. The term also includes any employee benefit plan (such as a voluntary employee beneficiary association (VEBA) and health and welfare funds) that benefits the members of such a Labor Organization or any other organization that is, in the discretion of the Board of Trustees of the HIT, affiliated with or sponsored by such a Labor Organization.

Pursuant to the Declaration of Trust, “Eligible Pension Plans” means certain plans which have beneficiaries who are represented by a Labor Organization and which are managed without the direct intervention of the beneficiaries, including trustee-directed annuity or supplemental plans. These include pension plans constituting qualified trusts under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), governmental plans within the meaning of Section 414(d) of the Code, and master trusts (such as collective investment trusts (CITs)) that hold assets of at least one such pension plan or governmental plan. These also include non-United States pension or retirement programs, including those in Canada and the European Union, that are similar to U.S. state or local governmental plans or that are subject to regulations that are similar in purpose and intent to the Employees Retirement Income Security Act of 1974, as amended.

Pursuant to the Declaration of Trust, “State Public Funds” mean treasury or public funds held for investment and administered under the authority of a State (including a Commonwealth of the United States of America and the District of Columbia) or Municipal Treasurer (or similar position, including but not limited to, a State Controller) pursuant to state or local statutes governing the investment of public funds or any other public fund that is, in the discretion of the Board of Trustees, deemed to be similar in purpose and intent to an investment fund described above.

For more information about the HIT’s eligible investors, please see the “Eligible Participants” section of the SAI.

To inquire about the purchase or sale of Units in the HIT, contact the HIT at the address and telephone number on the back cover of this Prospectus.

2)	The fifth sentence of the section of the Prospectus entitled “Distribution and Taxes” is deleted and replaced with the following:

Participation in the HIT is limited to certain Labor Organizations, Eligible Pension Plans and State Public Funds that provide evidence to the HIT that they are exempt from federal income taxation.

3)	The section of the Statement of Additional Information entitled “Eligible Participants” is deleted and replaced with the following:

Only “Labor Organizations,” “Eligible Pension Plans” and “State Public Funds” are eligible to own Units. Pursuant to the Declaration of Trust, a “Labor Organization” means an organization of any kind, any agency, employee representation committee, group, association, or plan in which employees participate directly or through affiliated organizations, and which exists for the purpose, in whole or in part, of dealing directly or through affiliated organizations with employers concerning terms or conditions of employment; any employee benefit plan (such as a voluntary employee beneficiary association (VEBA)) that benefits the members of such an organization, or any other organization that is, in the discretion of the Board of Trustees, affiliated with or sponsored by such an organization. Pursuant to the Declaration of Trust, an “Eligible Pension Plan” is defined as:

(a) a pension plan (“Pension Plan”) constituting a qualified trust under Section 401(a) of the IRC which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan’s beneficiaries;

(b) a governmental plan (“Governmental Plan”) within the meaning of section 414(d) of the IRC which has beneficiaries who are represented by a Labor Organization and the assets of which are managed without the direct intervention or control of the plan’s beneficiaries;

(c) a master trust, including without limitation a collective investment trust, holding the assets of more than one Pension Plan or more than one Governmental Plan, where at least one of the plans with assets in such master trust has beneficiaries who are represented by a Labor Organization;

(d) a pension or retirement program of a non-United States jurisdiction that is similar to a “governmental plan” as defined in Title 29, Section 1002(32) of the United States Code; or

(e) a non-United States employee benefit plan subject to regulation under applicable non-United States laws that are similar in purpose and intent to the Employee Retirement Income Security Act of 1974, as amended.

Pursuant to the Declaration of Trust, a “State Public Fund” means:

(a) treasury or public funds held for investment and administered under the authority of a State (including a Commonwealth of the United States of America and the District of Columbia) or Municipal Treasurer (or similar position, including but not limited to, a State Controller) pursuant to state or local statutes governing the investment of public funds; or

(b) any other public fund that is, in the discretion of the Board of Trustees, deemed to be similar in purpose and intent to an investment fund described in subparagraph (a) above.

Participants should retain this Supplement for future reference.

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